UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Patriot Premium Dividend Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

MUTUAL FUNDS

John Hancock

Patriot Premium Dividend Fund II

Annual Report

10.31.08

Ticker | **PDT**

Discussion of Fund performance

By MFC Global Investment (U.S.), LLC

Against an increasingly difficult investment backdrop, preferred stocks suffered significant losses during the 12-month period ended October 31, 2008. Worsening conditions in the credit markets prompted waves of selling, at the same time that preferred stocks were hit by a massive influx of new preferred stock issues even as demand waned. For the 12 months ended October 31, 2008, John Hancock Patriot Premium Dividend Fund II returned –26.60% at net asset value (NAV) and –29.43% at market value. By comparison, the average UBS preferred stock closed-end fund returned –50.41% at NAV and –47.81% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The Fund’s current annualized distribution rate was 6.64% at NAV and 8.23% at closing market price on October 31, 2008. That compared with the average UBS preferred stock closed-end fund’s yield of 15.80% at NAV and 17.16% at market price on October 31, 2008. The broad stock market, as measured by the Standard & Poor’s 500 Index, returned –36.10% . For the same 12-month period, the Barclays Capital U.S. Aggregate Bond Index returned 0.30%, the Merrill Lynch Preferred Stock DRD Index returned –56.45% and the S&P 400 Mid-Cap Utilities Index returned –24.37% . In a period in which virtually every preferred stock suffered price declines, our financial holdings were our biggest detractors. The bankruptcy of Lehman Brothers wiped out the shareholders in that company’s preferred stock. We also lost significant ground by holding Fannie Mae, the troubled quasi-government mortgage company that was taken over by the U.S. Treasury, who then suspended its dividend payment. Another detractor was CIT Group, Inc., a specialty financing company whose borrowing costs shot way up during the period. In contrast, we had comparatively good performance from AT&T, Inc. and Verizon Communications, Inc. Regarding the Fund’s debt, the extremely difficult market conditions and sharp downturn caused the Fund to deleverage several times during the period to keep within the assets-to-debt ratio of its loan covenant. Even though the market continued to decline, we stopped deleveraging late in the period after the terms of the loan covenant were modified.

“Against an increasingly difficult
investment backdrop, preferred
stocks suffered significant losses... ”

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

6	Patriot Premium Dividend Fund II | Annual report

Portfolio summary

Top 10 holdings[1]

CH Energy Group, Inc.	3.6%	NSTAR	2.9%

Duquesne Light Co., 6.500%	3.4%	Ocean Spray Cranberries, Inc., 6.250%	2.8%

PPL Electric Utilities Corp., 6.250%	3.4%	Merrill Lynch & Co., Inc., 6.375%	2.7%

Alabama Power Co., 5.200%	3.4%	Bank of America Corp., 6.204%	2.5%

Apache Corp., 5.680%	3.0%	MetLife, Inc., 6.500%	2.5%

Sector distribution[1,2]

Electric utilities	29%	Integrated telecommunication services	1%

Multi-utilities	29%	Trucking	1%

Diversified banks	9%	Specialized REITs	1%

Diversified financial services	9%	Wireless telecommunication services	1%

Oil & gas exploration & production	5%	Gas utilities	1%

Investment banking & brokerage	3%	Specialized finance	1%

Life & health insurance	3%	Real estate investment trusts	1%

Agricultural products	3%	Retail REITs	1%

Consumer finance	1%	Short-term investments & other	1%

1 As a percentage of the Fund’s total investments on October 31, 2008.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Patriot Premium Dividend Fund II	7

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-08

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer		Shares	Value

Common stocks 36.55%			$166,701,258

(Cost $196,255,386)

Electric Utilities 3.36%			15,336,252

Duke Energy Corp. (Z)		200,000	3,276,000

Progress Energy, Inc. (Z)		303,500	11,948,795

Progress Energy, Inc. CVO (B)(I)		337,750	111,457

Industrial Conglomerates 0.56%			2,536,300

General Electric Co. (Z)		130,000	2,536,300

Integrated Telecommunication Services 2.18%			9,937,166

AT&T, Inc. (Z)		260,000	6,960,200

FairPoint Communications, Inc.		2,504	9,966

Verizon Communications, Inc. (Z)		100,000	2,967,000

Multi-Utilities 30.45%			138,891,540

Alliant Energy Corp. (Z)		470,000	13,808,600

Ameren Corp. (Z)		165,400	5,367,230

CH Energy Group, Inc. (Z)		610,000	25,150,300

Consolidated Edison, Inc. (Z)		65,000	2,815,800

Dominion Resources, Inc. (Z)		85,000	3,083,800

DTE Energy Co. (Z)		440,000	15,532,000

Integrys Energy Group, Inc. (Z)		240,000	11,440,800

NiSource, Inc. (Z)		490,000	6,350,400

NSTAR (Z)		605,000	19,995,250

OGE Energy Corp. (Z)		255,000	6,961,500

PNM Resources, Inc. (Z)		500,000	4,875,000

TECO Energy, Inc. (Z)		570,000	6,577,800

Vectren Corp. (Z)		129,300	3,258,360

Xcel Energy, Inc. (Z)		785,000	13,674,700

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 114.65%			$522,991,783

(Cost $678,642,657)

Agricultural Products 4.30%			19,621,875

Ocean Spray Cranberries, Inc., 6.250%,
Ser A (S)(Z)	BBB–	224,250	19,621,875

See notes to financial statements

8	Patriot Premium Dividend Fund II | Annual report

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Cable & Satellite 0.19%			$861,658

Comcast Corp., 7.000% (Z)	BBB+	42,530	861,658

Consumer Finance 2.19%			10,010,896

HSBC Finance Corp., 6.360%,
Depositary Shares, Ser B (Z)	A	35,600	655,396

SLM Corp., 6.970%, Ser A (Z)	BB	445,500	9,355,500

Diversified Banks 13.83%			63,094,541

Bank of America Corp., 6.204%,
Depositary Shares, Ser D (Z)	A	960,000	17,366,400

Bank of America Corp., 8.200%	A1	35,000	805,000

Bank of America Corp., 6.625% (Z)	A	360,000	7,092,000

HSBC Holdings PLC, 6.200%, Ser A (Z)	A	25,000	442,500

HSBC USA, Inc., 2.858% (G) (Z)		494,950	17,013,906

Sovereign Bancorp, 7.300%,
Depositary Shares, Ser C (Z)	BB+	449,800	7,061,860

Wachovia Corp., 8.000% (Z)	A–	677,500	13,312,875

Diversified Financial Services 13.23%			60,361,170

Citigroup Capital VII, 7.125%	A	30,000	517,500

Citigroup, Inc., 8.500%, Depositary Shares,
Ser F (Z)	A	205,000	3,763,800

Citigroup, Inc., 8.125%, Depositary Shares,
Ser AA (Z)	A	615,050	10,363,592

Deutsche Bank Contingent Capital
Trust II, 6.550% (Z)	A	275,275	4,112,609

Deutsche Bank Contingent Capital
Trust III, 7.600% (Z)	A	542,000	9,322,400

JPMorgan Chase & Co., 5.490%, Ser G (Z)	A	278,000	10,227,620

JPMorgan Chase & Co., 5.720%, Ser F (Z)	A	328,760	13,281,904

JPMorgan Chase & Co., 6.150%, Ser E (Z)	A	209,100	8,771,745

Electric Utilities 41.10%			187,457,796

Alabama Power Co., 5.200% (Z)	BBB+	1,213,875	23,670,562

Carolina Power & Light Co., 5.440% (Z)	BBB–	11,382	1,019,757

Central Illinois Light Co., 4.640% (Z)	Ba1	7,460	681,658

Central Maine Power Co., 4.750% (G) (Z)	Baa2	11,015	804,095

Connecticut Light & Power Co., 3.900%,
Ser 1949 (Z)	Baa3	27,255	900,881

Duquesne Light Co., 6.500% (Z)	BB	519,900	23,769,204

Entergy Arkansas, Inc., 6.450% (Z)	BB+	350,000	8,028,125

Entergy Mississippi, Inc., 6.250% (Z)	BB+	667,000	15,757,875

FPC Capital I, 7.100%, Ser A (Z)	BBB–	242,500	5,393,200

Georgia Power Co., 6.000%, Ser R (Z)	A	90,000	1,971,000

Great Plains Energy, Inc., 4.500% (Z)	BB+	12,510	913,230

HECO Capital Trust III, 6.500% (Z)	BB+	173,100	3,591,825

Interstate Power & Light Co., 8.375%, Ser B (Z)	Baa2	132,800	3,353,200

Interstate Power & Light Co., 7.100%, Ser C (Z)	BBB–	176,600	3,962,463

See notes to financial statements

Annual report | Patriot Premium Dividend Fund II	9

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Electric Utilities (continued)

NSTAR Electric Co., 4.780% (Z)	A–	112,280	$9,403,450

NSTAR Electric Co., 4.250% (Z)	A–	122,309	7,736,044

PPL Electric Utilities Corp., 4.400% (Z)	BBB	29,780	2,173,940

PPL Electric Utilities Corp., 4.600% (Z)	BBB	3,917	265,409

PPL Electric Utilities Corp., 6.250%,
Depositary Shares (Z)	BBB	1,000,000	23,750,000

PPL Energy Supply, LLC, 7.000% (Z)	BBB	272,500	6,649,000

Public Service Electric & Gas Co., 4.300%,
Ser C (Z)	BB+	8,280	600,300

Southern California Edison Co., 6.000%, Ser C (Z)	BBB–	80,000	6,597,504

Southern California Edison Co., 6.125% (Z)	BBB–	195,000	16,514,062

Union Electric Co., 3.700% (Z)	BB	12,262	854,892

Virginia Electric & Power Co., 6.980% (Z)	BBB	45,500	4,578,437

Virginia Electric & Power Co., 7.050%	BBB	30,200	3,091,725

Westar Energy, Inc., 6.100% (Z)	BBB	333,700	6,343,637

Wisconsin Public Service Corp., 6.760% (Z)	BBB+	49,478	5,082,321

Gas Utilities 1.22%			5,568,778

Southern Union Co., 7.550%, Ser A (Z)	BB	197,200	3,942,028

Southwest Gas Capital II, 7.700% (Z)	BB	72,300	1,626,750

Investment Banking & Brokerage 5.41%			24,696,043

Goldman Sachs Group, Inc., 6.200%, Ser B (Z)	A	129,500	2,687,125

Lehman Brothers Holdings, Inc., 5.940%,
Depositary Shares, Ser C (Z)	A–	300,600	150

Lehman Brothers Holdings, Inc., 5.670%,
Depositary Shares, Ser D (Z)	Ca	553,600	1,938

Merrill Lynch & Co., Inc., 8.625%, Ser MER (Z)	BBB+	102,000	2,095,080

Merrill Lynch & Co., Inc., 6.375%, Depositary
Shares, Ser 3 (Z)	BBB+	1,160,000	18,792,000

Morgan Stanley Capital Trust III, 6.250% (Z)	A–	75,000	1,119,750

Life & Health Insurance 4.80%			21,916,820

MetLife, Inc., 6.500%, Ser B (Z)	BBB	1,055,000	17,323,100

Principal Financial Group, 6.518%, Ser B (Z)	BBB	160,000	2,720,000

Prudential PLC, 6.750% (Z)	A–	139,000	1,873,720

Movies & Entertainment 0.74%			3,388,608

Viacom, Inc., 6.850% (Z)	BBB	196,100	3,388,608

Multi-Utilities 13.13%			59,902,317

Baltimore Gas & Electric Co., 6.990%,
Ser 1995 (Z)	Ba1	134,000	13,747,569

Baltimore Gas & Electric Co., 6.700%,
Ser 1993 (Z)	BB+	20,250	2,061,072

BGE Capital Trust II, 6.200% (Z)	BB+	616,000	11,704,000

Constellation Energy Group, Inc., 8.625% (Z)	BB+	300,000	6,777,000

See notes to financial statements

10	Patriot Premium Dividend Fund II | Annual report

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Multi-Utilities (continued)

Public Service Electric & Gas Co., 4.180%,
Ser B (Z)	BB+	53,677	$3,728,941

Public Service Electric & Gas Co., 6.920% (Z)	BB+	131,425	14,838,711

SEMPRA Energy Corp., 4.360% (Z)	BBB+	38,500	2,637,250

SEMPRA Energy Corp., 4.750%, Ser 53 (Z)	BBB+	12,610	1,004,071

Xcel Energy, Inc., 4.080%, Ser B (Z)	BBB–	8,610	576,870

Xcel Energy, Inc., 4.110%, Ser D (Z)	BBB–	33,691	2,215,183

Xcel Energy, Inc., 4.160%, Ser E (Z)	BBB–	9,410	611,650

Oil & Gas Exploration & Production 7.50%			34,221,271

Apache Corp., 5.680%, Depositary Shares,
Ser B (Z)	BBB	236,649	20,544,091

Nexen, Inc., 7.350% (Z)	BB+	759,000	13,677,180

Real Estate Investment Trusts 3.17%			14,412,480

Kimco Realty Co., 6.65%, Depositary Shares,
Ser F, 6.650% (Z)	BBB	200,000	3,500,000

Public Storage, 6.125%	BBB	92,700	1,650,060

Public Storage, 6.625%, Ser M	BBB	64,000	1,107,200

Public Storage, 6.950%, Ser H	BBB	190,000	3,429,500

Public Storage, 6.750%, Ser L	BBB	60,000	1,050,600

Public Storage, Inc., 6.450%,
Depositary Shares, Ser X	BBB	48,000	839,520

Public Storage, Inc., 7.500%,
Depositary Shares, Ser V	BBB	139,000	2,835,600

Specialized Finance 0.86%			3,909,560

CIT Group, Inc., 6.350%, Ser A (Z)	BBB–	454,600	3,909,560

Trucking 1.66%			7,554,300

AMERCO, 8.500%, Ser A (Z)	B	390,000	7,554,300

U.S. Government Agency 0.09%			420,200

Fannie Mae., 8.250%	C	159,500	334,950

Freddie Mac, 8.375%, Ser Z (P)	C	55,000	85,250

Wireless Telecommunication Services 1.23%			5,593,470

Telephone & Data Systems, Inc., 6.625% (Z)	BBB–	240,400	3,606,000

United States Cellular Corp., 7.500% (Z)	BBB–	129,900	1,987,470

Short-term investments 0.72%			$3,279,672

(Cost $3,279,973)

Finance 0.72%			3,279,672

Chevron Funding Corp.
0.15%	11-03-08	3,280	3,279,672

Total investments (Cost $878,178,016)† 151.92%			$692,972,713

Other assets and liabilities, net (51.92%)			($236,815,638)

Total net assets 100.00%			$456,157,075

See notes to financial statements

Annual report | Patriot Premium Dividend Fund II	11

F I N A N C I A L   S T A T E M E N T S

Notes to Schedule of Investments

The percentage shown for each investment category is the total value of that category as a percentage of the Fund’s net assets

CVO Contingent Value Obligation

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is segregated as collateral for the Committed Facility Agreement (Note 9). Total collateral value at October 31, 2008 was $653,344,716.

† At October 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $881,004,783. Net unrealized depreciation aggregated $188,032,070, of which $12,329,473 related to appreciated investment securities and $200,361,543 related to depreciated investment securities.

See notes to financial statements

12	Patriot Premium Dividend Fund II | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (Cost $878,178,016)	$692,972,713
Cash	1,021
Dividends and interest receivable	2,612,100
Prepaid CFA administration fees (Note 9)	247,185
Receivable from affiliates	160,136

Total assets	695,993,155

Liabilities

Payable for investments purchased	120,287
Committed facility agreement payable (Note 9)	238,500,000
Interest payable (Note 9)	38,788
Payable to affiliates
Management fees	526,934
Other	192,214
Other payables and accrued expenses	457,857

Total liabilities	239,836,080

Net assets

Common shares capital paid-in	634,843,078
Accumulated net realized gain on investments	3,698,682
Net unrealized depreciation of investments	(185,205,303)
Accumulated net investment income	2,820,618

Net assets	$456,157,075

Net asset value per share

Based on 52,599,923 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$8.67

See notes to financial statements

Annual report | Patriot Premium Dividend Fund II	13

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-08

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to DARTS shareholders for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $8,041)	$58,608,622
Interest	392,756
Total investment income	59,001,378

Expenses

Investment management fees (Note 5)	7,272,240
Administration fees (Note 5)	843,708
Interest expense (Note 9)	3,481,314
DARTS auction fees	505,371
Professional fees	421,864
Printing fees	225,796
Registration and filing fees	206,689
Transfer agent fees	162,792
Custodian fees	151,061
Trustees’ fees	57,488
Miscellaneous	48,249

Total expenses	13,376,572

Net investment income	45,624,806

Realized and unrealized gain (loss)
Net realized gain on investments	10,328,404
Change in net unrealized appreciation (depreciation) of investments	(233,432,165)

Net realized and unrealized loss	(223,103,761)

Distributions to DARTS
Distributions to DARTS	(11,177,829)
(11,177,829)
Decrease in net assets from operations	($188,656,784)

See notes to financial statements

14	Patriot Premium Dividend Fund II | Annual report

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-07	10-31-08

Increase (decrease) in net assets

From operations
Net investment income	$23,583,915	$45,624,806
Net realized gain	7,122,811	10,328,404
Change in net unrealized appreciation (depreciation)	(16,161,380)	(233,432,165)
Distributions to DARTS	(7,937,522)	(11,177,829)

Increase (decrease) in net assets resulting from operations	6,607,824	(188,656,784)

Distributions to common shareholders

From net investment income	(16,005,501)	(32,053,509)
From net realized gain	—	(784,872)
	(16,005,501)	(32,838,381)
From Fund share transactions (Note 6)	524,910,667	(31,565,136)
Total increase (decrease)	515,512,990	(253,060,301)

Net assets
Beginning of year	193,704,386	709,217,376

End of year[1]	$709,217,376	$456,157,075

1 Includes accumulated net investment income of $163,195 and $2,820,618, respectively.

See notes to financial statements

Annual report | Patriot Premium Dividend Fund II	15

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows 10-31-08

This statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-08

Cash flows from operating activities

Net decrease in net assets from operations	($188,656,784)
Distributions to preferred shareholders	11,177,829
Net decrease in net assets from operations excluding distributions to
preferred shareholders	(177,478,955)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(4,656,468,565)
Investments sold	4,800,579,286
Net amortization of premium (discount)	(200,394)
Decrease in dividends and interest receivable	643,326
Decrease in receivable from affiliates	15,323
Decrease in payable for investments purchased	(667,372)
Decrease in receivable for investments sold	850,819
Increase in prepaid CFA administration fees	(247,185)
Decrease in payable to affiliates	(325,164)
Increase in interest payable	38,788
Decrease in accrued expenses	(474,073)
Net change in unrealized (appreciation) depreciation on investments	233,432,165
Net realized loss on investments	(10,328,404)

Net cash provided by operating activities	189,369,595

Cash flows from financing activities
Repayment of DARTS	$(351,000,000)
Cash distributions paid to preferred shareholders	(11,890,140)
Borrowings from committed facility agreement payable	284,000,000
Repayments of committed facility agreement payable	(45,500,000)
Repurchase of common shares	(31,565,136)
Distributions to common shareholders	(32,838,381)
Net cash used in financing activities	$(188,793,657)

Net increase in cash	$575,938

Cash at beginning of period	$(574,917)

Cash at end of period	$1,021

Supplemental disclosure of cash flow information

Cash paid for interest	$3,442,526

See notes to financial statements

16	Patriot Premium Dividend Fund II | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	10-31-04[1]	10-31-05[1]	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$10.99	$11.73	$11.78	$12.87	$12.61
Net investment income[2]	0.84	0.85	0.88	0.87	0.82
Net realized and unrealized
gain (loss) on investments	0.80	0.14	1.11	(0.24)	(3.98)
Distribution to DARTS	(0.09)	(0.17)	(0.25)	(0.29)	(0.20)
Total from investment operations	1.55	0.82	1.74	0.34	(3.36)
Less distributions to common shareholders
From net investment income	(0.81)	(0.77)	(0.65)	(0.60)	(0.58)
From net realized gain	—	—	—	—	(0.01)
Total distributions	(.081)	(0.77)	(0.65)	(0.60)	(0.59)
From anti-dilutive impact of tender offer	—	—	—	—	0.01[3]
Net asset value, end of year	$11.73	$11.78	$12.87	$12.61	$8.67
Per share market value, end of year	$11.19	$11.05	$11.26	$10.59	$7.00
Total return at net asset value (%)[4,5]	14.80[6]	7.14[6]	15.91	3.32	(26.60)
Total return at market value (%)[4,5]	8.06	5.35	8.11	(0.83)	(29.43)

Ratios and supplemental data

Net assets applicable to common
shares, end of year (in millions)	$177	$177	$194	$709	$456
Ratios (as a percentage of average net assets):
Expenses
(excluding interest expense)[6]	1.78	1.67	1.67	1.71	1.64
Interest expense (Note 9)	—	—	—	—	0.58
Expenses
(including interest expense)[7]	1.78	1.67	1.67	1.71	2.22
Net investment income[8]	7.38	6.96	7.36	6.86	7.59
Portfolio turnover (%)	9	11	24	14[9]	15

See notes to financial statements

Annual report | Patriot Premium Dividend Fund II	17

F I N A N C I A L   S T A T E M E N T S

Financial highlights (continued)

Period ended	10-31-04[1]	10-31-05[1]	10-31-06	10-31-07	10-31-08

Senior securities

Total value of DARTS outstanding
(in millions)	$100	$100	$100	$351	—
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	—
Average market value per unit
(in thousands)	$100	$100	$100	$100	—
Asset coverage per unit[10]	$272,034	$276,340	$292,301	$300,814	—[11]
Total debt outstanding end
of period (in millions) (Note 8)	—	—	—	—	$239
Asset coverage per $1,000 of DARTS[12]	$2,762	$2,772	$2,930	$3,016	—
Asset coverage per $1,000 of debt[13]	—	—	—	—	$2,913

1 Audited by previous Independent Registered Public Accounting Firm.

2 Based on the average of the shares outstanding.

3 The tender offer was completed at a repurchase price of $8.38 for 2,768,417 shares, which equals $23,199,333 in redemptions. The tender offer had a $0.01 NAV impact.

4 Assumes dividend reinvestment.

5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

6 Unaudited.

7 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.12%, 1.08%, 1.07% and 1.13% for the years ended 10-31-04, 10-31-05, 10-31-06 and 10-31-07, respectively.

8 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.66%, 4.50%, 4.74% and 4.54% for the years ended 10-31-04, 10-31-05, 10-31-06 and 10-31-07, respectively.

9 Excludes merger activity.

10 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

11 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to refinance the DARTS. The redemption of all DARTS was completed on July 3, 2008.

12 Asset coverage equals the total net assets plus DARTS divided by the DARTS of the Fund outstanding at period end (see Note 9).

13 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (see Note 5).

See notes to financial statements

18	Patriot Premium Dividend Fund II | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Patriot Premium Dividend Fund II (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Annual report | Patriot Premium Dividend Fund II	19

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Overdrafts

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Statement of cash flows

The cash amount shown in the Statement of cash flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48). FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of October 31, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim reporting periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund declares dividends and distributes income monthly. Capital gains distributions, if any, are distributed annually. During the year ended October 31, 2007, the tax character of distributions paid was as follows: ordinary income $23,943,023. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $42,967,383 and long-term capital gain

20	Patriot Premium Dividend Fund II | Annual report

$1,048,827. The tax character of the long-term capital gain distribution is proportionally shared between the common and preferred shareholders of the Fund.

As of October 31, 2008, the components of distributable earnings on a tax basis included $2,876,374 of undistributed ordinary income and $6,525,449 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. For the year ended October 31, 2008, there were no permanent book-tax differences.

Note 3
Risks and uncertainties

Small and medium size company risk

Stocks of small and medium-size companies tend to be more volatile than those of large companies, and may underperform stocks of large companies. Small and mid-cap companies may have limited product lines or markets, less access to financial resources or less operating experience, or may depend on a few key employees. Given this, small and mid-cap stocks may be thinly traded, leading to additional liquidity risk due to the inabilities to trade in large volume.

Concentration risk

The Funds may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Fixed income risk

Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Leverage utilization risk

The Fund utilizes leverage to increase assets available for investment. See Note 7 for risks associated with the utilization of leverage.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund’s average weekly net asset value and the value attributable to the Dutch Auction Rate Transferable Securities preferred shares (DARTS) or committed facility agreement (collectively, managed assets), plus 5.00% of the Fund’s weekly gross income which amounted to $2,951,681 for the year ended October 31, 2008. The effective rate for the year ended October 31, 2008 is 0.79% of the Fund’s average weekly net asset value. The Adviser’s total fee is limited to a maximum amount equal to 1.00% annually of the Fund’s average weekly managed assets. For the year ended October 31,

Annual report | Patriot Premium Dividend Fund II	21

2008, the advisory fee incurred did not exceed the maximum advisory fee allowed. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, compliance, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets. The compensation for the year amounted to $843,708.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 6
Fund share transactions

Common shares

This listing illustrates the Fund’s common shares issued in reorganization and repurchased during the years ended October 31, 2007, and October 31, 2008, along with the corresponding dollar value.

In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect until December 2008. During the year ended October 31, 2008, the Fund repurchased 854,600 common shares or 1.52% of the outstanding common shares.

	Year ended 10-31-07		Period ended 10-31-08
	Shares	Amount	Shares	Amount

Repurchased	—	—	(3,623,017)	(31,565,136)

On March 31, 2008, the Board of Trustees approved a semiannual series tender offer program. Under the program, the Fund will offer to repurchase up to 5% of the Fund’s outstanding common stock at 98% of net asset value on the date the tender offer expires, provided that the common shares of the Fund have traded at an average daily discount to net asset value of greater than 10% during a twelve week measurement period. The tender offer will occur twice a year if the thresholds are met, with the Board of Trustees to review the program annually.

On October 23, 2008, the Fund completed the tender offer. The Fund accepted 2,768,417 shares for payment which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on October 23, 2008 at $8.38 per share, representing 98% of the NAV per share on October 23, 2008.

22	Patriot Premium Dividend Fund II | Annual report

Note 7
Leverage

The Fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. In prior fiscal periods, the Fund used Dutch Auction Rate Transferable Securities (DARTS) preferred shares for leverage. When the Fund leverages its assets, common shareholders pay all fees associated with and have the potential to benefit from leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs,which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of  an  investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In May 2008, the Fund’s Trustees approved a plan whereby a third party commercial bank has agreed to provide a credit facility that will enable a refinancing of the Fund’s DARTS. The facility was used to redeem 100 percent of the outstanding DARTS and allowed the Fund to change its form of leverage from DARTS to debt. The redemption of all series was completed on July 3, 2008. Below is a comparison of the leverage methods utilized by the Fund:

	DARTS	CFA

Required Asset Coverage	200%	200% (300% at time of draw)
Maximum Leverage	$351 million	$284 million
Amount

Costs Associated	Dividends paid to preferred	Interest expense (overnight LIBOR
with Leverage	shareholders (maximum rate	plus 0.70%)†
equals the overnight commercial
paper rate plus 1.25%)

	DARTS auction fees	Arrangement fee *

	Auction agent expenses	Commitment fees (0.60% of the
unused portion of the CFA).

Preferred share transfer
agent expenses

†One month LIBOR plus 0.85% as of January 1, 2009.

*Arrangement fee is $710,000 amortized over the first 270 days of the CFA.

DARTS auction fees and auction agent expenses and interest expense, arrangement fees and commitment fees are included in APS auction fees and interest expense, respectively, in the Statement of Operations. See notes 8 and 9 for further details of the DARTS and CFA, respectively.

Annual report | Patriot Premium Dividend Fund II	23

Note 8
Dutch Auction Rate Transferable
Securities preferred shares

The Fund issued DARTS, 598 shares of Series A and 598 shares of Series B in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B. In addition, the Fund added additional series of DARTS as a result of reorganization. See Note 11.

Dividend rates on DARTS Series A, B, C, D, E and F ranged from 4.10% to 5.40%, from 4.13% to 5.38%, from 4.21% to 6.70%, from 4.41% to 5.80%, from 4.07% to 5.55% and from 4.11% to 5.80%, respectively, during the period from November 1, 2007 to July 3, 2008.

Note 9
Committed facility agreement

Effective May 7, 2008, the Fund entered into the CFA with a third party commercial bank that allows it to borrow up to an initial limit of $284 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Schedule of Investments. Interest is charged at the overnight LIBOR rate plus 0.70% and is payable monthly. Under the terms of the CFA, the Fund also pays an arrangement fee of 0.25% in the first year of the agreement on the committed financing and commitment fees of 0.60% per annum on the unused portion of the facility. Prior to July 1, 2008, the commitment fee was 0.55% per annum on the unused portion of the facility. Arrangement and commitment fees for the year ended October 31, 2008 totaled $129,621 and $462,815, respectively, and are included in interest expense in the Statement of Operations. As of July 31, 2008, the Fund had borrowings of $238,500,000 at an interest rate of 0.40625% and is reflected in the revolving credit agreement payable on the Statement of Asset and Liabilities. For the period from May 7, 2008 to October 31, 2008, the average borrowings under the CFA and the average interest rate (annualized) were $192,107,345 and 3.747%, respectively. The Fund may reduce or terminate the amount of the CFA with 270 days notice to the lender. Also, the CFA may be in default and result in termination if certain asset coverage and collateral requirements or minimum net asset amounts are not met. Finally, the Fund may terminate the agreement with 60 days notice if the Board of Trustees has determined that the elimination of all indebtedness leveraging the Fund’s investments are in the best interests of the Fund’s shareholders. Effective January 1, 2009, the CFA has been amended. The required asset coverage has been reduced to 200% and the effective interest rate will be one month LIBOR plus 0.85% .

Note 10
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2008, aggregated $138,644,488 and $279,756,686, respectively.

Note 11
Reorganizations

On May 29, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Preferred Dividend Fund (PPF), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of the Fund on May 2, 2007.

As a result of the reorganization, each holder of PPF common shares received common shares of the Fund having an aggregate net asset value (NAV) equal to the aggregate NAV of the common shareholder’s shares in . As of the close of business on May 29, 2007, the NAV of PPF was $13.9415 per common share and the NAV of the Fund was $13.0489 per common share. Each common share of PPF was converted into 1.06840725 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 7,753,648 common shares of the Fund for the net assets of PPF, which amounted to $101,176,582, including the total of $4,956,976 of unrealized appreciation, after the close of business on May 29, 2007.

As a result of the reorganization, the holders of preferred shares of the PPF received Series E preferred shares of the Fund with a dividend

24	Patriot Premium Dividend Fund II | Annual report

rate of 4.10% for a dividend period ending July 16, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On June 4, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Global Dividend Fund (PGD), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of the Fund on May 2, 2007.

As a result of the reorganization, each holder of PGD common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder’s shares in PGD. As of the close of business on June 4, 2007, the NAV of PGD was $14.6699 per common share and the NAV of the Fund was $13.0530 per common share. Each common share of PGD was converted into 1.12386918 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 9,378,382 common shares of the Fund for the net assets of PGD, which amounted to $122,416,014, including the total of $10,982,782 of unrealized appreciation, after the close of business on June 4, 2007.

As a result of the reorganization, the holders of preferred shares of PGD received Series F preferred shares of the Fund with a dividend rate of 4.14% for a dividend period ending July 22, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On June 25, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Premium Dividend Fund I (PDF) into the Fund, pursuant to the plan of reorganization approved by the Board of Trustees of PDF on December 5, 2006 and by the shareholders at a Special Meeting of PDF on May 2, 2007. As a result of the reorganization, each holder of PDF common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder’s shares in . As of the close of business on June 25, 2007, the NAV of PDF was $9.8189 per common share and the NAV of the Fund was $12.4533 per common share. Each common share of PDF was converted into .78846147 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 12,057,605 common shares of the Fund for the net assets of PDF, which amounted to $150,156,978, including the total of $7,233,142 of unrealized appreciation, after the close of business on June 25, 2007.

As a result of the reorganization, the holders of preferred shares of PDF received Series C preferred shares of the Fund with a dividend rate of 4.24% for a dividend period ended August 12, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On October 10, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Select Dividend Trust (DIV), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of PDF on May 2, 2007.

Annual report | Patriot Premium Dividend Fund II	25

As a result of the reorganization, each holder of DIV common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder’s shares in DIV. As of the close of business on October 10, 2007, the NAV of DIV was $15.10 per common share and the NAV of the Fund was $12.61 per common share. Each common share of DIV was converted into 1.19743657 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 11,986,828 common shares of the Fund for the net assets of DIV, which amounted to $151,161,093, including the total of $10,857,006 of unrealized appreciation, after the close of business on October 10, 2007.

As a result of the reorganization, the holders of preferred shares of DIV received Series D preferred shares of the Fund with a dividend rate of 5.50% for a dividend period ending November 27, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

26	Patriot Premium Dividend Fund II | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Patriot Premium Dividend Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Patriot Premium Dividend Fund II (the Fund) at October 31, 2008, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2005 were audited by another independent registered public accounting firm, whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

Annual report | Patriot Premium Dividend Fund II	27

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2008.

The Fund has designated distributions to shareholders of $1,048,827 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2008, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

28	Patriot Premium Dividend Fund II | Annual report

Investment objective and policy

The Fund’s investment objective is to provide a high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred section of the Fund’s bylaws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the year ended October 30, 2008, dividends from net investment income totaling $0.576 per share and distributions from special dividend totaling $0.01396 were paid to shareholders. The dates of payments and the amounts per share are as follows:

Annual report | Patriot Premium Dividend Fund II	29

INCOME
PAYMENT DATE	DIVIDEND

November 30, 2007	$0.048
December 31, 2007	0.048
January 31, 2008	0.048
February 29, 2008	0.048
March 31, 2008	0.048
April 30, 2008	0.048
May 30, 2008	0.048
June 30, 2008	0.048
July 31, 2008	0.048
August 29, 2008	0.048
September 30, 2008	0.048
October 31, 2008	0.048

SPECIAL
PAYMENT DATE	DIVIDEND*

December 31, 2007	$0.01396

*Special dividend was a distribution from capital gains.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor. com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When

30	Patriot Premium Dividend Fund II | Annual report

a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, .O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Patriot Premium Dividend Fund II	31

Shareholder meeting

On March 31, 2008, the Annual Meeting of the Fund was held to elect three Trustees. Proxies covering 51,533,292 common shares were voted at the meeting.

The common shareholders elected the following Trustees to serve until successors are duly elected and qualified. The votes were tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James F. Carlin	49,555,430	1,977,862
		(common shares)
William H. Cunningham	49,500,625	2,032,667
		(common shares)

Due to the insufficient number of preferred shareholder votes on the proposal to elect a Trustee, the meeting for the preferred shares was adjourned until April 29, 2008, at which time proxies covering 2,537 preferred shares voted at the meeting.

The preferred shareholders elected the following Trustee to serve until his successor is duly elected and qualified.

The votes were tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

John A. Moore	2,380	157 (preferred shares)

On September 3, 2008, a Special Meeting of the Fund was held to approve amendments to the investment and sub-investment management contracts. Proxies covering 32,522,740 shares of beneficial interest were voted at the meeting.

The proposal to approve amendments to the investment management contract to reflect the inclusion of bank debt and other traditional investment leverage in the calculation of the investment management fees, and to remove an expense limitation previously required under state law was voted as follows: FOR 27,602,342, AGAINST 4,289,440 and ABSTAIN 630,958.

The proposal to approve an amendment to the sub-investment management contract to reflect the inclusion of bank debt and other traditional investment leverage in the calculation of the sub-investment management fees was voted as follows: FOR 27,616,145, AGAINST 4,263,176 and ABSTAIN 643,419.

32	Patriot Premium Dividend Fund II | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Patriot Premium Dividend Fund II

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Patriot Premium Dividend Fund II (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/ Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund and a peer group of comparable funds (the Peer Group). The funds within the Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,1

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group,

(iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale,

(v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vi) the background and experience of senior management and investment professionals, and

(vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Annual report | Patriot Premium Dividend Fund II	33

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2007. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark indices. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board noted that the Fund’s performance for the 1-year period was lower than the performance of its benchmark index, the Lehman Brothers Aggregate Bond Index and, for the 10-year period, was generally in line with the performance of this benchmark index. The Board viewed favorably that the Fund’s performance for the 3- and 5-year periods was higher than the performance of the Lehman Brothers Aggregate Bond Index. The Board also viewed favorably that the Fund’s performance was higher than the performance of its Peer Group median and its other benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index for all periods under review.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group median before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the median of the Peer Group. The Board also noted the differences in the funds included in the Peer Group, including differences in the employment of fee waivers and reimbursements. The Adviser noted that the Fund recently acquired the assets of several other funds through merger transactions, and discussed its expectation that

34	Patriot Premium Dividend Fund II | Annual report

the Expense Ratio should decrease as a result of the merger transactions.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profit-ability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio

Annual report | Patriot Premium Dividend Fund II	35

managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 Morningstar also provided a comparative analysis for most, but not all, of the John Hancock Funds of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (the Category). Morningstar was not able to select a comparative Category for the John Hancock Patriot Premium Dividend Fund II. Therefore, Morningstar did not provide such an analysis.

36	Patriot Premium Dividend Fund II | Annual report

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 1995
Fund ownership — None

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 1997
Fund ownership — None

Other accounts the portfolio managers are managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies: 4 (four) accounts
with total assets of approximately $2.3 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 4 (four) accounts
with total assets of approximately $2.3 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

•The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Annual report | Patriot Premium Dividend Fund II	37

• When a portfolio manager intends to trade the same security for more than one account,the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The  Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

38	Patriot Premium Dividend Fund II | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	1989	50

Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	1995	50

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since
2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen
(manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[4] Born: 1952	2008	50

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner,[2] Born: 1938	1992	50

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	50

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Annual report | Patriot Premium Dividend Fund II	39

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Dr. John A. Moore,[2] Born: 1939	2002	50

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Patti McGill Peterson,[2] Born: 1943	2002	50

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (until 1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	1992	50
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First
Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Gregory A. Russo,[2,4] Born: 1949	2008	22

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

40	Patriot Premium Dividend Fund II | Annual report

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President,
John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and
Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Annual report | Patriot Premium Dividend Fund II	41

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock
Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2007); Director, Executive Vice
President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since
2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007); Director, Executive Vice
President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005–2007);
Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005–2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President and General
Manager, John Hancock Fixed Annuities, U.S. Wealth Management (2004–2005); Vice President,
Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

42	Patriot Premium Dividend Fund II | Annual report

More information

Trustees	Investment adviser
James F. Carlin, Chairman	John Hancock Advisers, LLC
James R. Boyle†
William H. Cunningham	Subadviser
Deborah C. Jackson	MFC Global Investment
Charles L. Ladner*	Management (U.S.), LLC
Stanley Martin*
Dr. John A. Moore*	Custodian
Patti McGill Peterson*	The Bank of New York Mellon
Steven R. Pruchansky
Gregory A. Russo*	Transfer agent
*Members of the Audit Committee	Mellon Investor Services
†Non-Independent Trustee
Legal counsel
K&L Gates LLP
Officers
Keith F. Hartstein	Independent registered
President and Chief Executive Officer	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer	Stock symbol
Listed New York Stock Exchange: PDT
Francis V. Knox, Jr.
Chief Compliance Officer	For shareholder assistance
refer to page 31
Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-852-0218	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Month-end portfolio holdings are available at www.jhfunds.com.

Annual report | Patriot Premium Dividend Fund II	43

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

 PRESORTED
  STANDARD
U.S. POSTAGE
      PAID
       MIS

P200A 10/08
12/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $52,756 for the fiscal year ended October 31, 2008 and $24,650 for the fiscal year ended October 31, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related fees amounted to $43,700 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,500 for the fiscal year ended October 31, 2008 and $3,500 for the fiscal year ended October 31, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
The all other fees billed to the registrant for products and services provided by the principal accountant were $0 for the fiscal year ended October 31, 2008 and $3,000 for the fiscal year ended October 31, 2007. There were no other fees during the fiscal year ended October 31, 2008 and October 31, 2007 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2008, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,591,272 for the fiscal year ended October 31, 2008, and $1,406,669 for the fiscal year ended October 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting and Procedures".

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management biographies and Fund ownership
Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 1995
Fund ownership — None

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 1997
Fund ownership — None

Other accounts the portfolio managers are managing
The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2008. For purposes of the table, “Other

Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Gregory K. Phelps	Other Registered Investment Companies: 4 (four) accounts
with total assets of approximately $2.3 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 4 (four) accounts
with total assets of approximately $2.3 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers
The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its Parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)	REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of	Maximum
			Shares	Number
			Purchased	of Shares that
	Total Number		as Part of	May
	of	Average	Publicly	Yet Be
	Shares	Price	Announced	Purchased
Period	Purchased *	per Share	Plan**	Under the Plan**

November 1, 2007
to
November 30,2007	0	0	n/a	n/a

December 1, 2007
to
December 31,2007	0	0	n/a	n/a

January 1, 2008 to
January 31,2008	195,100	$10.0718	n/a	n/a

February 1, 2008 to
February 29, 2008	350,200	$10.0114	n/a	n/a

March 1, 2008 to
March 31, 2008	309,300	$9.3291	0	2,768,417

April 1, 2008 to
April 30, 2008	0	0	0	2,768,417

May 1, 2008 to
May 31, 2008	0	0	0	2,768,417

June 1, 2008 to
June 30, 2008	0	0	0	2,768,417

July 1, 2008 to
July 31, 2008	0	0	0	2,768,417

August 1, 2008 to
August 31, 2008	0	0	0	2,768,417

September 1, 2008
to September 30,
2008	0	0	0	2,768,417

October 1, 2008 to
October 31, 2008	2,768,417	8.38	2,768,417	2,629,996

Total	3,623,017	$8.7124

*In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect until December 2008. During the year ended October 31, 2008, the Fund repurchased 854,600 common shares or 1.52% of the outstanding common shares.

**On March 31, 2008, the Board of Trustees approved a semiannual series tender offer program. Under the program, the Fund will offer to repurchase up to 5% of the Fund’s outstanding common stock at 98% of net asset value on the date the tender offer expires, provided that the common shares of the Fund have traded at an average daily discount to net asset value of greater than 10% during a twelve week measurement period. The tender offer will occur twice a year if the thresholds are met, with the Board of Trustees to review the program annually. On October 23, 2008, the Fund completed the tender offer. The Fund accepted 2,768,417 shares for payment which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on October 23, 2008 at $8.38 per share, representing 98% of the NAV per share on October 23, 2008.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: December 16, 2008